________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 14, 2003




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                     000-21507                11-2723423
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A


________________________________________________________________________________

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

     The following exhibit is furnished as part of this report:


Exhibit
Number         Description
---------      -----------------------------------------------------------------
 99.1          Transcript of the Company's third quarter 2003 financial results conference call and simultaneous webcast held on October 14, 2003.



ITEM 12  Results of Operations and Financial Condition


     On October 14, 2003, Powerwave Technologies, Inc. (the "Company") issued a press release regarding financial results for its third quarter of fiscal 2003, ending September 28, 2003. At 2pm Pacific Time, the Company held a conference call and simultaneous webcast in which Bruce C. Edwards, the Company's President and Chief Executive Officer and Kevin T. Michaels, the Company's Senior Vice President and Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's third quarter of 2003 ending September 28, 2003. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated October 14, 2003.


       In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 16, 2003                       POWERWAVE TECHNOLOGIES, INC
     --------------------

                                             By: /s/ KEVIN T. MICHAELS
                                                 -------------------------------
                                                 Kevin T. Michaels
                                                 Senior Vice President, Finance
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    ---------------------------------------------------------------------
 99.1 Transcript of the Company's third quarter 2003 financial results conference call and simultaneous webcast held on October 14, 2003.